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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 1997
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                          METROPOLITAN FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


           Ohio                    000-21553                34-1109469
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
Incorporation of Organization)    File Number)          Identification No.)

     6001 Landerhaven Drive, Mayfield Heights, Ohio              44124
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (440) 646-1111
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              (Registrant's Telephone Number, Including Area Code)

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         (Former name or former address, if changed since last report)
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Item 5. Other Events

Directors of Metropolitan Financial Corp., at a meeting held October 28, 1997, authorized a 2-for-1 split of the company's common stock, which will be effected through a 100% stock dividend at the rate of one share of common stock for each current share of common stock held. The stock dividend will be made on December 10, 1997, to stockholders of record on November 24, 1997.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   METROPOLITAN FINANCIAL CORP.



                                   By:  /s/ David G. Lodge
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                                       David G. Lodge,
                                       President (principal financial
                                       and accounting officer)


                                       Date: November 12, 1997